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                                                                    EXHIBIT10(b)
                              SECRETARIAL CERTIFICATION
                        PERSONNEL/AFFIRMATIVE ACTION COMMITTEE
                              TCF FINANCIAL CORPORATION
                                   OCTOBER 22, 1996


                                16b-3 CHANGES TO PLANS


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    Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

    WHEREAS, the Board has authority to amend the TCF Financial Executive Deferred Plan (under Section 12 thereof), the Senior Officer Deferred Plan (under section 11 thereof) and the TCF Directors Deferred Compensation Plan (under Section 13 thereof) and a sub-committee consisting of the non-employee members (as defined under Rule 16b-3 of the Securities and Exchange Commission (the "SEC")) of the Personnel/Affirmative Action Committee has the authority to amend the TCF Financial 1995 Incentive Stock Program and the Supplemental Employee Retirement Plan (the "SERP"); and

    WHEREAS, the SEC has adopted revised rules under Section 16b-3 of the Securities Exchange Act of 1934 relating to the requirements which benefits plans must satisfy in order for transactions in company stock occurring in connection with such plans to be exempt from "short swing profits" liability under Section 16 of that Act; and

    WHEREAS, legal counsel has proposed amendments to various employee plans of this corporation in order to comply with the new Rule 16b-3 and the sub-committee has recommended and approved such amendments to be in the best interests of the corporation and this Board wishes to approve the amendments to the Executive Deferred and Director Plans effective as of November 1, 1996;

    NOW, THEREFORE, IT IS HEREBY

    RESOLVED, that the TCF Financial 1995 Incentive Stock Program is hereby amended effective as of November 1, 1996, by the sub-committee of this Committee consisting of those members of the Committee which are non-employee directors as defined under Rule 16b-3, to add the following at the end of Section 11 (Nontransferability):

    Notwithstanding the foregoing, effective on and after November 1, 1996 the Committee may in its discretion award Non-qualified Stock Options and Restricted Stock Awards which are transferable at the discretion of the participant to whom they are awarded.


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    FURTHER RESOLVED, that all stock and option awards made under the TCF
Financial 1995 Incentive Stock Program and its predecessor plan, the Stock Option and Incentive Plan of TCF Financial Corporation, are hereby ratified and confirmed for purposes of Rule 16b-3 by such sub-committee;


    I, Gregory J. Pulles, Secretary of TCF Financial Corporation do hereby certify that the foregoing is a true and correct copy of excerpt of minutes of the Personnel \Affirmative Action Committee of TCF Financial Corporation held on October 22, 1996, and that the minutes have not been modified or rescinded as of the date hereof.


(Corporate Seal)



Dated:  March 21, 1997
                                            /s/ Gregory J. Pulles
                                            --------------------------------
                                           Gregory J. Pulles